UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2025

DOUGLAS ELLIMAN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41054			87-2176850
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

On April 2, 2025, the Board of Directors of Douglas Elliman Inc., a Delaware corporation (the “Company”), resolved to hold its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on June 25, 2025. The 2025 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

The record date for the 2025 Annual Meeting is April 30, 2025. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to virtually attend and vote at the 2025 Annual Meeting.

Because the date of the 2025 Annual Meeting has been changed by more than 30 days from the date on which the Company held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), the advance notice deadline for stockholders to submit director nominations or proposals for consideration at the 2025 Annual Meeting set forth in the Company’s proxy statement for the 2024 Annual Meeting no longer applies. As such, the Company is filing this Current Report on Form 8-K to inform stockholders of this change and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations, including, with respect to director nominations, for any such nomination to be included in the Company’s definitive proxy statement in respect of the 2025 Annual Meeting (the “2025 Proxy Statement”).

Director nominees for inclusion in the 2025 Proxy Statement pursuant to the Company's proxy access bylaw must be received by the Company at its principal executive offices, 4400 Biscayne Boulevard, 10th Floor, Miami, Florida 33137, Attention: J. Bryant Kirkland III, Company Secretary, on or before April 14, 2025 (which is the 10th day following the day on which the Company made a public announcement of the date of the 2025 Annual Meeting), and the related notice on Schedule 14N must be submitted on or prior to such date pursuant to Rule 14a-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or each will be considered untimely. The Company has determined that such date is a reasonable time before it expects to distribute its proxy materials for the 2025 Annual Meeting. Any stockholder seeking to nominate a director for election at the 2025 Annual Meeting and to include such nominee in the 2025 Proxy Statement must otherwise comply with all other applicable rules, procedures and requirements of the Securities and Exchange Commission (the “SEC”), the Delaware General Corporation Law (the “DGCL”) and the Company’s Amended and Restated Bylaws (the “Bylaws”).

Proposals of stockholders (other than the election of directors) intended to be presented at the 2025 Annual Meeting outside the processes of Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices indicated above on or before April 14, 2025 (which is the 10th day following the day on which the Company made a public announcement of the date of the 2025 Annual Meeting), or will otherwise be considered untimely. Such proposals must otherwise comply with all applicable rules, procedures and requirements of the SEC, the DGCL and the Bylaws.

Proposals of stockholders intended to be presented at the 2025 Annual Meeting and included in the 2025 Proxy Statement pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices indicated above on or before April 14, 2025, which the Company has determined to be a reasonable time before it expects to distribute its proxy materials for the 2025 Annual Meeting. Such proposals must otherwise comply with all applicable procedures and requirements of Rule 14a-8.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS ELLIMAN INC.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Executive Vice President, Secretary, Treasurer and Chief Financial Officer
Date: April 4, 2025